UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2018

Biohaven Pharmaceutical Holding Company Ltd.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Biohaven Pharmaceuticals, Inc.

234 Church Street

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

(203) 404-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to License Agreement with Bristol-Myers Squibb Company

On March 9, 2018, Biohaven Pharmaceutical Holding Company Ltd. (“Biohaven” or the “Company”) entered into an Amendment to License Agreement (the “BMS Amendment”) with Bristol-Myers Squibb Company (“BMS”), which amends the License Agreement between the Company and BMS dated July 8, 2016 (the “Original License Agreement” and, as amended by the BMS Amendment, the “BMS License Agreement”).  Under the BMS Amendment, Biohaven will pay BMS an upfront payment of $50 million in return for a low single digit reduction in the royalties payable on net sales of rimegepant and a mid-single digit reduction in the royalties payable on net sales of BHV-3500. Under the Original License Agreement, Biohaven was obligated to make tiered royalty payments based on annual worldwide net sales of licensed products upon their approval and commercialization, with percentages in the low- to mid-teens.

The BMS Amendment also removes BMS’s right of first negotiation to regain its intellectual property rights or enter into a license agreement with Biohaven following the Company’s receipt of topline data from its Phase 3 clinical trials with rimegepant, and clarifies that antibodies targeting CGRP are not prohibited as competitive compounds under the non-competition clause of the BMS License Agreement.

The BMS License Agreement continues to provide Biohaven with exclusive global development and commercialization rights to rimegepant, BHV-3500 and related CGRP molecules, as well as related know-how and intellectual property. Biohaven’s obligations to make development and commercial milestone payments to BMS under the BMS License Agreement remain unchanged.

The foregoing description of the BMS Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018.

Private Placement

On March 9, 2018, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company, in a private placement, agreed to issue and sell to the Investors an aggregate of 2,000,000 of the Company’s common shares, without par value (the “Common Shares”), at a price of $27.50 per share, for gross proceeds of $55 million (the “Private Placement”). Biohaven intends to use the net proceeds from the private placement to fund the $50 million upfront payment to BMS under the BMS Amendment. The Private Placement is expected to close on March 14, 2018, subject to customary closing conditions.

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated March 9, 2018 (the “Registration Rights Agreement”) with the Investors. Pursuant to the terms of the Registration Rights Agreement, and subject to certain conditions set forth therein, the Company is obligated to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) to register for resale the Common Shares on or prior to April 8, 2018.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties to the Purchase Agreement and Registration Rights Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and the Registration Rights Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, on March 9, 2018, the Company sold the Common Shares to “accredited investors,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. Each of the Investors represented that it was acquiring the Common Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Common Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01 Other Events.

On March 12, 2018, the Company issued a press release announcing entry into the BMS Amendment and the Private Placement, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy Common Shares or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Securities Purchase Agreement, dated March 9, 2018.

10.2	Registration Rights Agreement, dated March 9, 2018.

99.1	Press release of Biohaven Pharmaceutical Holding Company Ltd. dated March 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biohaven Pharmaceutical Holding Company Ltd.

	By:	/s/ Vlad Coric, M.D.
Date: March 12, 2018		Vlad Coric, M.D.
Chief Executive Officer